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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ----------------------

                                August 28, 1995
               -------------------------------------------------
               (Date of Report; Date of Earliest Event Reported)


                        THE CHASE MANHATTAN CORPORATION
             -----------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)


 Delaware                         1-5945                    13-2633613
- ---------------------------------------------------------------------------
(State of Incorporation)    (Commission File No.)         (IRS Employer
                                                        Identification No.)


One Chase Manhattan Plaza, New York, New York                  10081
- ------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)



                               (212) 552 - 2222
              ---------------------------------------------------
              (Registrant's telephone number, including area code)



                                   Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)



                          Exhibit Index is on page 8
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Items 1-4.  Not Applicable.

Item 5.     Other Events.

                 The Chase Manhattan Corporation, a Delaware corporation ("Chase"), and Chemical Banking Corporation, a Delaware corporation ("Chemical"), have entered into an Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"). The Merger Agreement provides for the merger of Chase with and into Chemical (the "Merger"). The combined company will be named The Chase Manhattan Corporation.
                 The Merger is expected to be (1) accounted for under the pooling-of-interests method and (2) a "reorganization" under the Internal Revenue Code of 1986, as amended.
                 In the Merger, each share of common stock, par value $2.00 per share ("Chase Common Stock"), of Chase, other than certain shares owned by Chase or Chemical, issued and outstanding immediately prior to the effective time of the Merger will be converted into 1.04 shares of common stock, par value $1.00 per share ("Chemical Common Stock"), of Chemical. Also, in the Merger, each share of preferred stock, without par value ("Chase Preferred Stock"), of Chase, other than certain shares owned by Chase or Chemical, issued and outstanding immediately prior to the effective time of the Merger will be converted into one share of preferred stock, par value $1.00 per share, of Chemical





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having substantially the same terms as the share of Chase Preferred Stock it will replace. The outstanding Chase Preferred Stock includes the following series: Preferred Stock, 10-1/2% Series G, stated value $25.00 per share; Preferred Stock, 9.76% Series H, stated value $25.00 per share; Preferred Stock, 10.84% Series I, stated value $25.00 per share; Preferred Stock, 9.08% Series J, stated value $25.00 per share; Preferred Stock, 8-1/2% Series K, stated value $25.00 per share; Preferred Stock, 8.32% Series L, stated value $25.00 per share; Preferred Stock, 8.40% Series M, stated value $25.00 per share; and Preferred Stock, Adjustable Rate Series N, stated value $25.00 per share.
                 Consummation of the Merger is subject to a number of conditions, including (1) receipt of the approval of the holders of a majority of the outstanding shares of Chase Common Stock and (2) receipt of all requisite governmental approvals (including approval of the Board of Governors of the Federal Reserve System).
                 As an inducement and condition to Chemical's entering into the Merger Agreement, Chase, as issuer, and Chemical, as grantee, entered into a Stock Option Agreement (the "Chase Stock Option Agreement") wherein Chase granted to Chemical an option to purchase up to 34,551,183 shares (representing approximately 19.9% of the outstanding shares) of Chase Common Stock at a price per share equal to $51.875. The option is exercisable only upon the occurrence of





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certain events, including:  a tender or exchange offer by a third party for at least 15% of Chase's outstanding stock; an agreement by Chase to enter into certain business combinations with a third party; acquisition of beneficial ownership by a third party of 15% of Chase's voting securities; or failure of Chase's stockholders to approve the Merger Agreement, or withdrawal by Chase's Board of Directors of its recommendation of the Merger to Chase's stockholders, after a third party has proposed a business combination with Chase. Chemical and Chase also entered into a substantially identical stock option agreement pursuant to which Chemical has granted to Chase an option to purchase up to 50,170,882 shares (representing approximately 19.9% of the outstanding shares) of Chemical Common Stock at a price per share equal to $53.50. The Stock Option Agreements each (1) provide the grantee (a) with the right or obligation, in certain circumstances, to require the issuer to repurchase the option granted thereby, together with any shares acquired by exercise of such option and (b) with the right to require the issuer to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, and (2) provide the issuer with a right of first refusal, in certain circumstances, in the event the grantee desires to sell any shares acquired by exercise of such option.






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                 In connection with entry into the Merger Agreement, Chase
amended the Rights Agreement, dated as of February 15, 1989 (the "Rights Agreement Amendment"), between Chase and The Chase Manhattan Bank, N.A., as Rights Agent (the "Rights Agreement"), in order to exclude from the definition of "Acquiring Person" (as defined in the Rights Agreement) Chemical and its affiliates as a result of any acquisition of beneficial ownership of Chase Common Stock pursuant to either the Chase Stock Option Agreement or the Merger. Consequently, the transactions contemplated by the Merger Agreement and the Chase Stock Option Agreement will not result in a "Distribution Date," "Stock Acquisition Date" or "Triggering Event" under the Rights Agreement. In addition, Chase and Chemical entered into an Employee Benefits Agreement, dated as of August 27, 1995 (the "Employee Benefits Agreement"), addressing certain employee benefits matters related to the Merger.
                 The Merger Agreement, the Stock Option Agreements, the Rights Agreement Amendment, the Employee Benefits Agreement and the registrant's press release issued August 28, 1995 regarding the Merger appear as exhibits to this report and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents, as well as the Rights Agreement (which also is incorporated by reference herein).
Item 6.  Not Applicable.






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Item 7.  Financial Statements
         Pro Forma Financial Information and Exhibits.

 (a)-(b) Not Applicable.
     (c) Exhibits Required by Item 601 of Regulation S-K


         Exhibit Number      Description
         --------------      -----------
              2              The Merger Agreement

              4(a) The Rights Agreement (incorporated herein by reference from Exhibit (28) to Chase's Annual Report on Form 10-K for the year ended December 31, 1988. (File No. 1-5945).

              4(b)           The Rights Agreement Amendment

             10(a)           The Chase Stock Option Agreement

             10(b)           The Chemical Stock Option Agreement

             10(c)           The Employee Benefits Agreement

             20 Press release of Chase, issued August 28, 1995, regarding the Merger.

Item 8.  Not Applicable.






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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 1995

                                           THE CHASE MANHATTAN CORPORATION



                                           By: /s/ L. EDWARD SHAW, JR.
                                              ------------------------------
                                              Name:  L. Edward Shaw, Jr.
                                              Title: Executive Vice President
                                                     and General Counsel




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                                 EXHIBIT INDEX


           Exhibit Number       Description
           --------------       -----------
             [S]                [C]
             2                  Agreement and Plan of Merger, dated as of
                                August 27, 1995, between The Chase Manhattan
                                Corporation ("Chase") and Chemical Banking
                                Corporation ("Chemical").

             4(a) Rights Agreement, dated as of February 15, 1989 (the "Rights Agreement"), between Chase and The Chase Manhattan Bank, N.A., as Rights Agent (incorporated by reference from
                                Exhibit (28) to Chase's Annual Report on Form 10-K for the year ended December 31, 1988. (File No. 1-5945).

             4(b) Amendment, dated as of August 27, 1995, to the Rights Agreement.

            10(a) Stock Option Agreement, dated as of August 27, 1995, between Chemical and Chase.

            10(b) Stock Option Agreement, dated as of August 27, 1995, between Chase and Chemical.

            10(c) Employee Benefits Agreement, dated as of August 27, 1995, between Chase and Chemical.

            20 Press release of Chase, issued August 28, 1995, regarding the Merger.